EXHIBIT 10.55

                                COMPOSITECH LTD.

                         INVESTOR SUBSCRIPTION AGREEMENT
                           AND INVESTOR QUESTIONNAIRE

     THE SECURITIES OFFERED HEREBY IN THE FORM OF SHARES OF COMMON STOCK OF COMPOSITECH LTD. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH THIS AGREEMENT AND SUCH LAWS.

                                  * * * * * * *

     PLEASE REVIEW THIS SUBSCRIPTION AGREEMENT CAREFULLY. PLEASE NOTE THAT IN ADDITION TO SIGNING AND COMPLETING PAGE 15 OF THIS SUBSCRIPTION AGREEMENT, YOU ARE REQUIRED TO INITIAL THE APPLICABLE PARAGRAPHS OF SECTION 4.

                                  * * * * * * *

Compositech Ltd.
120 Ricefield Lane
Hauppauge, NY 11788

Gentlemen:

     1. Subscription. Subject to the terms and conditions of this Subscription Agreement, the undersigned hereby subscribes for and agrees to purchase ____________ shares of Common Stock, par value $.01 per share (the "Shares"), at a price of $_________ per Share, of Compositech Ltd., a Delaware corporation (the "Company") and warrants, exercisable until February 15, 2001, enabling the holder to purchase __________shares of the Company's Common Stock at $ _______ per Share, a price agreed to between the undersigned and the Company, at or about the market price on the date of the purchase. The undersigned herewith delivers a certified or bank check or wires funds, in accordance with the wire transfer instructions attached hereto as Exhibit A, in the amount of $___________ which amount represents the aggregate purchase price of the Shares.

     Except to the extent provided by applicable state securities laws, the undersigned agrees that this subscription shall be irrevocable and shall survive the death or disability of the


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undersigned. The undersigned further understands that if and to the extent that this subscription is not accepted, in whole or in part, any amount received by the Company from the undersigned will be returned to the undersigned without interest or deduction.

     2. Access to Information. The undersigned acknowledges that the Company has made available to the undersigned, or the undersigned's personal advisors, the opportunity to obtain additional information to evaluate the merits and risks of the undersigned's investment in the Company.

     3. General Representations and Warranties. The undersigned hereby represents and warrants to the Company and the other purchasers of Shares as follows:

          (a) The Company has answered all inquiries that the undersigned has made of it concerning the Company, its business and financial condition or any other matter relating to the operation of the Company and the offer and sale of the Shares.

          (b) The undersigned has such knowledge and experience in financial and business matters in general, and financial and business matters of the type in which the Company will engage in particular, that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

          (c) The undersigned is familiar with the nature of and risks attendant to an investment of this type, the undersigned is financially capable of bearing the economic risk of this investment and the undersigned can afford the loss of the total amount of the investment.

          (d) If the undersigned is a corporation, partnership, trust or other entity, it is duly organized and validly existing under the laws of the state and country of its incorporation or formation and the person executing this Subscription Agreement in a representative or fiduciary capacity has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing corporation, partnership, trust or other entity. Such entity has full right and power to perform its obligations pursuant to this Subscription Agreement.

     4. ACCREDITED INVESTOR STATUS REPRESENTATIONS AND WARRANTIES. PLEASE INITIAL THE APPLICABLE REPRESENTATION BELOW ((A) OR (B)) REGARDING THE NATURE OF YOUR STATUS AS AN "ACCREDITED INVESTOR" AS SUCH TERM IS DEFINED IN RULE 501(A) OF REGULATION D ("REGULATION D") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

          (a) INITIAL IF (i) AND (ii) BELOW ARE APPLICABLE ___________.

               (i) The undersigned is an individual who is such an "Accredited Investor" because: the undersigned is a director or executive officer of the Company; or the undersigned has a net worth, or joint net worth with the undersigned's spouse, in excess of $1,000,000 (which net worth includes the value


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          of homes, home furnishings and automobiles); or the undersigned had an individual income in excess of $200,000 in each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year; and

               (ii) The undersigned represents that the undersigned: (A) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the undersigned's net worth, and that the undersigned's investment in the Shares will not cause such overall commitment to become excessive; and (B) has adequate net worth and means of providing for the undersigned's current needs and personal contingencies to sustain a complete loss of the undersigned's investment in the Company at the time of investment and has no need for liquidity in the undersigned's investment in the Shares.

OR

          (b) INITIAL IF THE FOLLOWING IS APPLICABLE: ___________.

     The undersigned is a corporation, partnership, trust, plan or other organization, entity or institution which is an "Accredited Investor," as defined in Regulation D.

     5. Investment Representations. The undersigned hereby represents and warrants to the Company and the other purchasers of Shares as follows:

          (a) The undersigned understands that the Shares have not been registered under the Securities Act or the securities laws of any state and that the undersigned is purchasing the Shares for investment only; the undersigned agrees and represents that the undersigned will not sell, assign, pledge or otherwise dispose of any Shares or any portion thereof unless, in the opinion of counsel for the Company, the same may be legally sold or disposed of without registration or qualification under the applicable state or federal statutes, or the Shares shall have been so registered or qualified and an appropriate registration statement shall then be in effect; the undersigned understands that the certificates representing the Shares will bear a legend containing the foregoing restriction; and the undersigned understands that the undersigned must bear the economic risk of the investment for an indefinite period of time.

          (b) The undersigned is fully aware that the Shares are being issued and sold to the undersigned in reliance upon the exemption provided for in
     Section 4(2) of the Securities Act and Rule 506 promulgated thereunder and similar exemptions provided under state securities laws on the grounds that no public offering is involved and that the representations, warranties and agreements set forth in this Subscription Agreement are essential to the claiming of such exemptions.


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     (c) The undersigned is purchasing the Shares with the undersigned's personal funds and not with the funds of any other person, firm or entity; the undersigned is acquiring the Shares for the undersigned's personal account for investment only, and without any intention of selling or distributing all or any part thereof; the undersigned has no reason to anticipate any change in personal circumstances, financial or otherwise, which would cause the undersigned to sell, distribute, or necessitate or require any sale or distribution of the Shares; and no person other than the undersigned has any beneficial interest in the Shares.

     (d) No representations, warranties or covenants have been made to the undersigned by the Company or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations, warranties and covenants included in this Subscription Agreement.

     6. Representations, Warranties and Covenants of the Company. The Company represents, warrants and covenants that:

          (a) The Company is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware.

          (b) The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which its activities or the ownership or leasing of property require such qualification or where the failure to so qualify would have a material adverse effect on the business, operations, condition (financial or otherwise) or results of operations of the Company.

          (c) The outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable; none of such shares has been issued in violation of the preemptive rights of any shareholder of the Company. The Shares, when issued in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and nonassessable; and none of the Shares will be issued in violation of the preemptive rights of any shareholder of the Company.

          (d) This Subscription Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms.

          (e) The Company is not in violation of any term or provision of (i) any of its charter documents, including its certificate of incorporation or by-laws, (ii) any material term or provision of any indenture, mortgage, deed of trust, note agreement, or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its assets, property or business is or may be subject, (iii) any material term of any indebtedness or (iv) to the best of the Company's knowledge, any statute or any judgment, decree, order, rule or regulation of any court, regulatory body or administrative agency or other federal, state or other


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     governmental body, domestic or foreign, having jurisdiction over its assets, property or business, which violation or violations, either in any case or in the aggregate, might result in any material adverse change, financial or otherwise, in its assets, properties, condition, business, earnings or prospects, and the execution and delivery by the Company of this Subscription Agreement, the consummation by the Company of the transactions herein contemplated and compliance by the Company with the terms of this Subscription Agreement will not result in any such violation.

     7. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, its officers, directors, employees, stockholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including attorney's fees) which any of them may incur by reason of the failure by the undersigned to fulfill any of the terms and conditions of the Subscription Agreement, or by reason of any breach of the representations, warranties and covenants made by the undersigned herein, or in any other document provided by the undersigned to the Company. All representations, warranties and covenants contained in this Subscription Agreement, and the indemnification contained in this Section 7, shall survive the acceptance of this Subscription Agreement by the Company.

     8. Transferability; Binding Effect. The undersigned hereby agrees that this Subscription Agreement may not be sold, assigned, pledged, transferred or otherwise disposed of, except as otherwise provided for herein, in any manner, by the purchaser, without the prior written consent of the Company. This Subscription Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns and the undersigned's heirs, personal representatives, successors and permitted assigns.

     9. Acceptance of Subscription. The Company shall have the right to accept or reject this Subscription Agreement, in whole or in part, and this Subscription Agreement shall be deemed to be accepted only when the acceptance attached hereto is signed by the Company.

     10. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any other manner waive any of the rights granted to the undersigned under federal or state securities laws.

     11. Registration Rights

          (a) As used in this Section 11, the following terms shall have the following meanings:

               (i) "Affiliate" shall mean, with respect to any person, any other person controlling, controlled by or under direct or indirect common control with such person (for the purposes of this definition "control," when used with respect to any specified person, shall mean the power to direct the


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          management and policies of such person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing).

               (ii) "Business Day" shall mean a day Monday through Friday on which banks are generally open for business in New York.

               (iii) "Holders" shall mean the undersigned and any person holding Registrable Securities to whom the rights under Section 11 have been transferred in accordance with Section 11(i).

               (iv) "Person" shall mean any person, individual, corporation, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

               (v) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               (vi) "Registrable Securities" shall mean the Shares and any shares of common stock of the Company issued as a dividend or other distribution with respect to or in replacement of Shares; provided, however, that such securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC,
          (B) have not been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restriction and restrictive legends with respect thereto are removed upon the consummation of such sale or (C) are held by a Holder or a permitted transferee pursuant to Section 11(i).

               (vii) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 11(b) hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expense (for a reasonable number of states) and the expenses of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

               (viii) "Registration Statement" shall have the meaning ascribed to such term in Section 11(b).



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               (ix) "Registration Period" shall have the meaning ascribed to such term in Section 11(c).

               (x) "SEC" shall mean the U.S. Securities and Exchange Commission.

               (xi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

          (b) No later than 60 days after the purchase of Shares pursuant to this Subscription Agreement (the "Filing Date"), the Company will file a registration statement (the "Registration Statement") with the SEC and use its reasonable best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable blue sky or other state securities laws and appropriate compliance with applicable securities laws, requirements or regulations) as may be so reasonably requested and as would permit or facilitate the sale and distribution of all Registrable Securities. Notwithstanding the foregoing, the Company will not be obligated to enter into any underwriting agreement for the sale of any of the Shares.

          (c) All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 11(b) shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

          (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Subscription Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company will:

               (i) use its reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective until at least the second anniversary of the Closing Date or until the Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing at the Company's election, the Company may cease to keep such registration, qualification or compliance effective with respect to any Registrable Securities and the registration rights of a Holder shall expire, at such time as the Holder may sell under Rule 144 under the Securities Act (or other exemption from registration acceptable to the Company) in a


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          three-month period all Registrable Securities then held by such
          Holder;

               (ii) advise the Holders:

                    (A) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

                    (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

                    (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose;

                    (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                    (E) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

               (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

               (iv) during the Registration Period deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;


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               (v) prior to any public offering of the Registrable Securities pursuant to any Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement;

               (vi) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denomination and registered in such names as Holders may request at least three business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

               (vii) upon the occurrence of any event contemplated by Section 11(d)(ii)(E) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein not misleading, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (e) The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 11(b) hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Subscription Agreement.

          (f) (i) To the extent permitted by law, the Company will indemnify each Holder, each underwriter of the Registrable Securities and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Subscription Agreement, against losses, damages and liabilities (or action in respect thereof), including any of the incurred in settlement of any litigation, commenced or threatened (subject to Section 11(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged


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          omission) to state therein a material fact required to be stated
          therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse each Holder, each underwriter of the Registrable Securities and each person controlling such Holder, for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; further provided that the indemnity contained in this Section 11(f)(i) shall not apply to amounts paid in settlement of any such claim, loss, damages, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case where the claim, loss, damage or liability arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement with respect to the sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the conditions that insofar as it relates to
          (A) any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus filed with the SEC pursuant to Rule 424(b) or in the prospectus subject to completion and term sheet under Rule 434 of the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person, if a copy of the Final Prospectus was not furnished to person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act, and (B) any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished to the Company by such Holder, such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling person;

               (ii) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Shares and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 11(f)(iii) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged


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          omission) to state therein a material fact required to be stated
          therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Shares and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular; provided that the indemnity shall not apply to the extent that such claim, loss, damage or liability results from the fact that a current copy of the prospectus that was made available to the Holder was not sent or given to the person asserting any such claim, loss, damage or liability at or prior to the written confirmation of the sale of the Registrable Securities confirmed to such person if such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the proceeds received by such Holder in the offering, except in the event of fraud by such Holder;

               (iii) Each party entitled to indemnification under this Section 11(f) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Subscription Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld);

               (iv) If the indemnification provided for in this Section 11(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense


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          referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (g) (i) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Securities so that, as thereafter delivered to the Holders, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 11(b) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice;

               (ii) Each Holder agrees to suspend, upon request of the Company, any disposition of Registrable Securities pursuant to the Registration Statement and prospectus contemplated by Section 11(b) during (A) any period not to exceed two 30-day periods within any one 12-month period the Company requires in connection with a primary underwritten offering of equity securities and (B) any period, not to exceed one 30-day period per circumstance or development, when the Company determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have an adverse effect on the Company or is otherwise inadvisable;

               (iii) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 11;

               (iv) Each Holder hereby covenants with the Company (A) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (B) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five business days prior to the date on which the Holder first offers to sell any such Shares;

               (v) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to a Registration Statement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (A) the Registrable Securities have been sold in accordance with such Registration Statement and (B) the requirement of delivering a current prospectus has been satisfied;

               (vi) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, that constitutes a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law;

               (vii) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          (h) With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

               (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

               (iii) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder upon any reasonable request a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

          (i) The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 11(a) may be assigned in full by a Holder, provided that such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Subscription Agreement, and such transfer is otherwise in compliance with this Subscription Agreement. Except as specifically permitted by this Section 11(i), the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

          (j) With the written consent of the Company and the Holders holding at least a majority of the Registrable Securities that are then outstanding, any provision of this Section 11 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

     12. Acknowledgment. The undersigned acknowledges that the undersigned has carefully read and fully understands this Subscription Agreement and its representations.

     13. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York with the exception of the choice of law provisions thereof.

     14. Counterparts. This Subscription Agreement shall be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this day of ____________, 1999.


                                         -----------------------------------
                                         (Purchaser's Name)


                                         -----------------------------------
                                         (Purchaser's Signature)


                                         -----------------------------------

                                         -----------------------------------

                                         -----------------------------------
                                         (Purchaser's Address)


                                         -----------------------------------
                                         (Purchaser's Social Security or
                                         Taxpayer Identification Number)


                                         $
                                         -----------------------------------
                                         Subscription Amount


                                         -----------------------------------
                                         (Purchaser's Telephone Number)

                                   ACCEPTANCE


     The undersigned hereby accepts the foregoing Subscription Agreement this _____ day of _____________, 1999.



Compositech Ltd.


By:
      -----------------------------------

Name:
      -----------------------------------

Title:
      -----------------------------------